UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549
                                       ______________

                                          FORM 8-K

                                       CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15(d) OF THE
                              SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported): May 9, 2006


                                 SILVERSTAR HOLDINGS, LTD.
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                     (Exact Name of Registrant as Specified in Charter)


         Bermuda                    0-27494                      N/A
 ---------------------------       ----------                ------------
(State or Other Jurisdiction      (Commission               (IRS Employer
    of Incorporation)              File No.)             Identification No.)


            Clarendon House, Church Street, Hamilton, HM CX, Bermuda
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  (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (441) 295-1422


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01.  Other Events.

      On May 9, 2006, Silverstar Holdings, Ltd. made a payment of $1,610,000 to DKR SoundShore Oasis Holding Fund Ltd. for the redemption of $1,400,000 of the principal amount of its outstanding $5,000,000 principal amount Variable Rate Secured Convertible Debenture due October 31, 2008 (the "Debenture") in accordance with the optional redemption provision of the Debenture.

                                   SIGNATURES

      Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May  12, 2006                        SILVERSTAR HOLDINGS, LTD.


                                           By:    /s/ Clive Kabatznik
                                               --------------------------
                                           Name:  Clive Kabatznik
                                           Title: Chief Executive Officer